EXHIBIT 23


               Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Vectren Corporation's previously filed Registration Statement
File No. 333-31326.


                                         /s/Arthur Andersen LLP
                                            Arthur Andersen LLP
Indianapolis, Indiana,
March 30, 2000